UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number_811-03479

Franklin New York Tax-Free Income Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
May 31, 2015

Franklin New York Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin New York
Tax-Free Income Fund	3
Performance Summary	7
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	12
Financial Statements	25
Notes to Financial Statements	28
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	41

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Annual Report

Franklin New York Tax-Free Income Fund

This annual report for Franklin New York Tax-Free Income Fund covers the fiscal year ended May 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investors with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York State personal income taxes, and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.69 on May 31, 2014, to $11.58 on May 31, 2015. The Fund’s Class A shares paid dividends totaling 42.77 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.41% based on an annualization of May’s 3.44 cent per share dividend and the maximum offering price of $12.09 on May 31, 2015. An investor in the 2015 maximum combined effective federal and New York State and City personal income tax bracket of 51.07% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.97% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
5/31/15
% of Total
Ratings	Long-Term Investments
AAA	16.37%
AA	59.83%
A	14.95%
BBB	0.39%
Below Investment Grade	2.94%
Refunded	4.13%
Not Rated	1.39%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest).
The Below Investment Grade category consists of bonds rated below BBB-.
The Refunded category generally consists of refunded bonds secured by U.S.
government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents
(defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

State Update

New York’s mature and wealthy economy continued to grow during the 12 months under review, fueled by significant corporate headquarters and major industrial and commercial concerns across a broad range of employment sectors. Notable job increases were realized in education and health services; professional and business services; and trade, transportation and utilities; while mining and logging declined. The state remained vulnerable to economic disparities between the upstate and downstate areas and relied heavily on the shrinking financial services industry for personal income tax revenues, its major source of tax revenue. The state’s unemployment rate, which fell to 5.7% by period-end, was higher than the 5.5% national average.3

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Nevertheless, New York’s financial position continued to strengthen during the reporting period. Revenue projections for fiscal year 2015 were revised upward, while spending was revised downward. A positive economic climate, expenditure restraint and conservative revenue forecasting resulted in a fiscal year 2015 operating surplus, and the state made the maximum allowed deposit to its rainy day reserves and prepaid part of fiscal year 2016 debt service costs. The increase in rainy day reserves, combined with monetary settlements from financial institutions, resulted in a record general fund cash balance at the end of fiscal year 2015 on March 31, providing significant financial flexibility to the state.

New York’s net tax-supported debt was 5.7% of personal income and $3,092 per capita, compared with the 2.5% and $1,012 national medians.4 During the period, independent credit rating agency Standard & Poor’s (S&P) reaffirmed its AA+ rating of New York’s general obligation debt with a stable outlook.5 The rating reflected S&P’s view of the state’s strong and diverse economy, higher income levels than the nation’s, a history of conservative budgeting, active expense management, an established rainy day fund and a well-funded pension system. S&P also cited that although New York’s debt levels were moderately high, they were within the range of other states in the northeastern U.S., and the state followed solid debt and capital management policies. According to S&P, these positive factors were offset by the volatility of the state’s revenues, above-average reliance on financial sector revenue and growing post-retirement liabilities. The stable outlook reflected what S&P considered as improved structural budgetary balance and financial reserves, although its reserves were lower than those of many state peers.

Municipal Bond Market Overview

Despite more than $350 billion in issuance during the 12 months ended May 31, 2015,6 municipal bonds performed well as evidenced by the +3.18% total return of the Barclays Municipal Bond Index, which tracks investment-grade municipal securities.7 In comparison, the Barclays U.S. Treasury Index posted a +3.07% total return for the same period.7 The municipal bond market benefited from a combination of healthy positive cash flows and a large number of bonds that were redeemed during the period. In the municipal bond market, $320 billion in bonds were either called or matured, which brought net new issuance to just $30 billion for the reporting period.6

Dividend Distributions[2]
6/1/14–5/31/15
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
June	3.77	3.25	3.86
July	3.77	3.25	3.86
August	3.77	3.25	3.86
September	3.59	3.04	3.69
October	3.59	3.04	3.69
November	3.54	2.99	3.64
December	3.54	3.00	3.63
January	3.44	2.90	3.53
February	3.44	2.90	3.53
March	3.44	2.89	3.54
April	3.44	2.89	3.54
May	3.44	2.89	3.54
Total	42.77	36.29	43.91

October 2014 marked the end of the Federal Reserve Board’s (Fed’s) bond buying program, which began in 2009. In sharp contrast to 2013 when the Fed changed the extent of its bond buying program, the Fed was consistent with tapering and ended the program during the reporting period, which seemed to reduce financial market volatility. Confidence in an orderly tapering led investors to purchase municipal securities through municipal bond mutual funds. According to the Investment Company Institute, municipal bond fund flows were positive for the reporting period. Furthermore, as a result of investor confidence, bonds with longer maturities generally outperformed bonds with shorter maturities. In addition, bonds with lower ratings generally outperformed those with higher ratings.

For most of the reporting period, the economy grew moderately, amid continued manufacturing and services sector expansion, but it slowed during 2015’s first quarter, resulting largely from harsh weather, labor disruptions and reduced business and government spending. The unemployment rate declined from 6.3% in May 2014 to 5.5% in May 2015, while inflation remained benign.3 Of the Fed’s two mandates, facilitating maximum employment and controlling inflation, the Fed has appeared to be more concerned with the former, seeking to foster greater economic growth. In the Fed’s March policy statement, Fed Chair Janet Yellen removed the word “patient”

4. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
5. This does not indicate S&P’s rating of the Fund.
6. Source: Goldman Sachs Securities Division, Bloomberg.
7. Source: Morningstar.
See www.franklintempletondatasources.com for additional data provider information.

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in relation to raising the target rate. Despite removing this word, the Fed reaffirmed its commitment to keeping interest rates lower than what it views as normal and kept its target rate at 0%–0.25%.

On June 28, 2014, Puerto Rico Governor Alejandro Garcia Padilla signed into law the Public Corporation Debt Enforcement and Recovery Act. By virtue of its status as a U.S. territory, Puerto Rico, as well as its public agencies, corporations and cities, is not currently eligible to file for bankruptcy under chapter 9 of the U.S. Bankruptcy Code. The governor’s stated intent for this law was to provide an organized, legal framework for Puerto Rico’s public corporations to restructure their debt should they become insolvent. With passage of the act, the market anticipated a significant likelihood that at least one of Puerto Rico’s public corporations would file for bankruptcy under the new act. Franklin Templeton Investments joined in a lawsuit filed in Puerto Rico challenging the constitutionality of the act. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act was unconstitutional. As expected, Puerto Rico appealed the ruling on February 10, 2015, and a hearing was held in May 2015, with a ruling expected in the near future. The February 6 ruling led to price volatility among several Puerto Rico municipal bond issues.

The ruling also prompted independent credit rating agencies S&P, Moody’s Investors Service and Fitch Ratings to further lower Puerto Rico’s general obligation debt rating, which was already below investment grade. Correspondingly, ratings on several other Puerto Rico credits were cut. With further uncertainty regarding Puerto Rico’s financial position and its potential effect on other Puerto Rico bonds, S&P reduced Puerto Rico credit ratings again in April, as did Moody’s in May.

In addition, Franklin Templeton is a member of a creditors committee made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated market-based, long-term solution to PREPA’s liquidity and structural issues.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Portfolio Breakdown
5/31/15
% of Total
Long-Term Investments*
Transportation	22.4%
Tax-Supported	18.0%
Subject to Government Appropriations	13.4%
Utilities	11.4%
Refunded	9.6%
General Obligation	8.7%
Higher Education	6.6%
Hospital & Health Care	2.9%
Other Revenue	2.9%
Corporate-Backed	2.7%
Housing	1.4%

*Does not include short-term investments and other net assets.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay close to fully invested to help maximize income distribution.

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, led us to favor longer term bonds during the reporting period. Consistent with our strategy, we sought to remain close to fully invested in bonds ranging from 20 to 30 years in maturity with good call features. In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. Also, as the alternative minimum tax (AMT) affects more individuals each year, we held no bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. After Puerto Rico enacted legislation in June 2014 related to bankruptcy protection for public corporations, S&P, Moody’s and Fitch downgraded ratings of Puerto Rico and many of its public corporations and authorities, which were already below investment grade. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders. Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of May 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/15	5/31/14		Change
A (FNYTX)	$11.58	$11.69	-$	0.11
C (FNYIX)	$11.57	$11.67	-$	0.10
Advisor (FNYAX)	$11.59	$11.69	-$	0.10

Distributions (6/1/14–5/31/15)
Dividend
Share Class	Income
A	$0.4277
C	$0.3629
Advisor	$0.4391

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FRANKLIN NEW YORK TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 5/31/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[1]	Total Return[2]	Total Return (6/30/15)[3]	Operating Expenses[4]
A				0.60%
1-Year	+2.76%	-1.62%	-1.51%
5-Year	+19.76%	+2.78%	+2.73%
10-Year	+47.26%	+3.50%	+3.40%
C				1.15%
1-Year	+2.28%	+1.29%	+1.34%
5-Year	+16.51%	+3.10%	+3.04%
10-Year	+39.37%	+3.38%	+3.27%
Advisor				0.50%
1-Year	+2.94%	+2.94%	+3.00%
5-Year	+20.33%	+3.77%	+3.71%
10-Year	+48.61%	+4.04%	+3.94%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent
Share Class	Rate[5]	Distribution Rate[6]	Standardized Yield[7]	30-Day Yield[6]
A	3.41%	6.97%	1.55%	3.17%
C	3.00%	6.13%	1.05%	2.15%
Advisor	3.67%	7.50%	1.72%	3.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
5/31/15.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and New York State and City personal income tax rate of 51.07%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the 30 days ended 5/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/14	Value 5/31/15	Period* 12/1/14–5/31/15
A
Actual	$1,000	$1,005.70	$3.00
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02
C
Actual	$1,000	$1,002.90	$5.74
Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.79
Advisor
Actual	$1,000	$1,006.20	$2.50
Hypothetical (5% return before expenses)	$1,000	$1,022.44	$2.52

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; C: 1.15%; and Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Financial Highlights
			Year Ended May 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.69	$11.98	$12.09	$11.45	$11.76
Income from investment operations[a]:
Net investment income[b]	0.43	0.46	0.43	0.48	0.49
Net realized and unrealized gains (losses)	(0.11)	(0.30)	(0.11)	0.64	(0.31)
Total from investment operations	0.32	0.16	0.32	1.12	0.18
Less distributions from:
Net investment income	(0.43)	(0.45)	(0.43)	(0.48)	(0.48)
Net realized gains	—	—	—	(—)[c]	(0.01)
Total distributions	(0.43)	(0.45)	(0.43)	(0.48)	(0.49)
Net asset value, end of year	$11.58	$11.69	$11.98	$12.09	$11.45

Total return[d]	2.76%	1.52%	2.65%	10.03%	1.64%

Ratios to average net assets
Expenses	0.61%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.67%	4.03%	3.55%	4.04%	4.23%

Supplemental data
Net assets, end of year (000’s)	$4,319,062	$4,599,685	$5,532,799	$5,634,348	$5,332,096
Portfolio turnover rate	6.54%	4.74%	12.08%	5.55%	6.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

			Year Ended May 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.67	$11.97	$12.07	$11.44	$11.75
Income from investment operations[a]:
Net investment income[b]	0.36	0.39	0.36	0.41	0.42
Net realized and unrealized gains (losses)	(0.10)	(0.30)	(0.10)	0.64	(0.30)
Total from investment operations	0.26	0.09	0.26	1.05	0.12
Less distributions from:
Net investment income	(0.36)	(0.39)	(0.36)	(0.42)	(0.42)
Net realized gains	—	—	—	(—)[c]	(0.01)
Total distributions	(0.36)	(0.39)	(0.36)	(0.42)	(0.43)
Net asset value, end of year	$11.57	$11.67	$11.97	$12.07	$11.44

Total return[d]	2.28%	0.87%	2.17%	9.35%	1.08%

Ratios to average net assets
Expenses	1.16%	1.15%	1.15%	1.15%	1.15%
Net investment income	3.12%	3.48%	3.00%	3.49%	3.68%

Supplemental data
Net assets, end of year (000’s)	$674,478	$700,352	$963,878	$911,935	$821,154
Portfolio turnover rate	6.54%	4.74%	12.08%	5.55%	6.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 13

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

			Year Ended May 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.69	$11.99	$12.09	$11.45	$11.77
Income from investment operations[a]:
Net investment income[b]	0.44	0.47	0.44	0.49	0.50
Net realized and unrealized gains (losses)	(0.10)	(0.31)	(0.10)	0.64	(0.32)
Total from investment operations	0.34	0.16	0.34	1.13	0.18
Less distributions from:
Net investment income	(0.44)	(0.46)	(0.44)	(0.49)	(0.49)
Net realized gains	—	—	—	(—)[c]	(0.01)
Total distributions	(0.44)	(0.46)	(0.44)	(0.49)	(0.50)
Net asset value, end of year	$11.59	$11.69	$11.99	$12.09	$11.45

Total return	2.94%	1.53%	2.84%	10.14%	1.65%

Ratios to average net assets
Expenses	0.51%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.77%	4.13%	3.65%	4.14%	4.33%

Supplemental data
Net assets, end of year (000’s)	$271,828	$180,654	$254,797	$217,197	$172,220
Portfolio turnover rate	6.54%	4.74%	12.08%	5.55%	6.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Statement of Investments, May 31, 2015
	Principal
	Amount	Value
Municipal Bonds 93.8%
New York 90.9%
Albany IDA Civic Facility Revenue, St. Peter’s Hospital Project,
Series A, Pre-Refunded, 5.25%, 11/15/27	$5,000,000	$5,518,150
Series A, Pre-Refunded, 5.25%, 11/15/32	5,000,000	5,518,150
Series E, Pre-Refunded, 5.50%, 11/15/27	1,135,000	1,259,475
Series E, Pre-Refunded, 5.25%, 11/15/32	1,150,000	1,269,175
Amherst Development Corp. Student Housing Facility Revenue, University of Buffalo Foundation
Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC
Insured, 5.00%,
10/01/40	3,000,000	3,262,470
10/01/45	3,800,000	4,122,734
Buffalo and Erie County Industrial Land Development Corp. Revenue,
Buffalo State College Foundation Housing Corp. Project, Series A, 5.375%, 10/01/41	2,035,000	2,238,988
Catholic Health System Inc. Project, 5.25%, 7/01/35	1,000,000	1,127,580
Catholic Health System Inc. Project, 5.00%, 7/01/40	1,000,000	1,090,040
City of New Rochelle Corp. for Local Development Revenue, Iona College Project, Refunding,
Series A, 5.00%,
7/01/40	1,250,000	1,344,213
7/01/45	1,425,000	1,523,881
Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17	2,100,000	2,170,938
Erie County GO, Sewer District, Series B, NATL Insured, 5.00%, 12/01/35	2,000,000	2,037,060
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project,
Refunding, Series A, 5.00%, 5/01/28	8,100,000	9,375,183
Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, Pre-Refunded, 5.00%,
10/01/30	3,000,000	3,048,060
10/01/35	1,500,000	1,524,030
Hudson Yards Infrastructure Corp. Revenue, Series A,
5.00%, 2/15/47	40,000,000	41,734,400
5.25%, 2/15/47	35,000,000	38,365,600
AGMC Insured, 5.00%, 2/15/47	15,000,000	15,862,050
Long Island Power Authority Electric System Revenue, General,
Refunding, Series A, 6.00%, 5/01/33	42,000,000	48,221,040
Refunding, Series A, 5.00%, 9/01/42	22,000,000	23,685,860
Refunding, Series A, 5.00%, 9/01/44	5,000,000	5,435,300
Refunding, Series A, BHAC Insured, 5.50%, 5/01/33	5,000,000	5,697,600
Refunding, Series E, BHAC Insured, 5.00%, 12/01/22	9,200,000	9,808,488
Series B, 5.00%, 12/01/35	5,000,000	5,157,500
Series C, 5.00%, 9/01/35	16,000,000	16,628,800
Series C, BHAC Insured, 5.00%, 9/01/35	5,000,000	5,229,450
Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Series A,
CIFG Insured, 5.00%, 6/01/37	1,000,000	1,001,630
Monroe County IDC Revenue, University of Rochester Project,
Series A, 5.00%, 7/01/38	6,350,000	7,076,440
Series B, 5.00%, 7/01/43	5,000,000	5,527,350
MTA Commuter Facilities Revenue, Series R, Pre-Refunded, 5.50%, 7/01/17	2,000,000	2,008,380
MTA Dedicated Tax Fund Revenue,
Series A, 5.50%, 11/15/39	22,845,000	25,840,208
Series A, NATL Insured, 5.00%, 11/15/35	66,430,000	70,136,130
Series B, 5.00%, 11/15/34	63,750,000	72,582,562
Series B, NATL Insured, 4.75%, 11/15/26	5,200,000	5,489,276
Series B, NATL Insured, 5.00%, 11/15/31	40,000,000	42,357,200
MTA Revenue, Transportation,
Refunding, Series D, 5.25%, 11/15/40	21,500,000	24,006,900
Series A, 5.00%, 11/15/35	43,895,000	46,311,420

franklintempleton.com Annual Report | 15

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
MTA Revenue, Transportation, (continued)
Series A, 5.00%, 11/15/37	$48,000,000	$51,640,800
Series A, AGMC Insured, 5.50%, 11/15/23	7,460,000	9,309,632
Series B, 5.00%, 11/15/37	25,000,000	26,896,250
Series B, 5.00%, 11/15/38	11,320,000	12,456,302
Series B, 5.00%, 11/15/43	10,670,000	11,640,650
Series C, 6.50%, 11/15/28	15,000,000	17,495,850
Series C, 5.00%, 11/15/38	10,000,000	11,003,800
Series C, 5.00%, 11/15/42	10,000,000	10,916,900
Series C, 5.00%, 11/15/47	16,125,000	17,599,470
Series F, 5.00%, 11/15/35	11,000,000	11,225,720
Nassau County GO,
General Improvement, Series C, AGMC Insured, 5.00%, 4/01/43	26,665,000	28,925,392
General Improvement, Series C, Assured Guaranty, 5.00%, 10/01/30	5,735,000	6,416,891
General Improvement, Series C, Assured Guaranty, 5.00%, 10/01/31	6,025,000	6,728,178
General Improvement, Series C, Assured Guaranty, 5.125%, 10/01/35	27,210,000	30,453,704
General Improvement, Series C, Assured Guaranty, 5.25%, 10/01/39	28,190,000	31,485,129
Sewer and Storm Water Resources, Series D, Assured Guaranty, 5.25%, 10/01/39	7,620,000	8,544,077
Nassau County Sewer and Storm Water Finance Authority System Revenue, Series A, BHAC
Insured, Pre-Refunded, 5.375%, 11/01/28	2,000,000	2,286,180
New York City Educational Construction Fund Revenue, Series A,
5.75%, 4/01/41	20,000,000	23,468,400
BHAC Insured, 5.00%, 4/01/37	19,750,000	20,928,680
New York City GO,
Citysavers, Series B, zero cpn., 6/01/15	1,030,000	1,107,250
Citysavers, Series B, zero cpn., 12/01/15	1,030,000	1,105,880
Citysavers, Series B, zero cpn., 6/01/16	1,030,000	1,102,090
Citysavers, Series B, zero cpn., 12/01/16	1,030,000	1,097,053
Citysavers, Series B, zero cpn., 6/01/17	1,030,000	1,089,544
Citysavers, Series B, zero cpn., 12/01/17	1,030,000	1,081,109
Citysavers, Series B, zero cpn., 6/01/18	1,030,000	1,065,422
Citysavers, Series B, zero cpn., 12/01/18	1,005,000	1,029,321
Citysavers, Series B, zero cpn., 6/01/19	1,030,000	1,034,038
Citysavers, Series B, zero cpn., 12/01/19	1,030,000	1,020,658
Citysavers, Series B, zero cpn., 6/01/20	10,000,000	9,076,300
Fiscal 2002, Series D, 5.50%, 6/01/24	145,000	145,550
Fiscal 2007, Refunding, Series A, AGMC Insured, 5.00%, 8/01/26	9,450,000	9,925,807
Fiscal 2008, Series D, 5.125%, 12/01/28	10,230,000	11,216,479
Fiscal 2009, Series I, Sub Series I-1, 5.375%, 4/01/36	17,500,000	19,803,700
Fiscal 2009, Series J, Sub Series J-1, 5.00%, 5/15/33	19,500,000	21,766,095
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/25	7,575,000	8,630,576
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/26	2,190,000	2,488,541
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/26	11,000,000	12,800,370
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/27	10,000,000	11,565,700
Fiscal 2013, Series A, Sub Series A-1, 5.00%, 10/01/29	7,355,000	8,440,966
Fiscal 2014, Refunding, Series J, 5.00%, 8/01/32	10,000,000	11,427,600
Refunding, Series C, 5.00%, 8/01/29	20,640,000	24,041,472
Refunding, Series C, 5.00%, 8/01/31	10,000,000	11,512,200
Refunding, Series C, 5.00%, 8/01/32	4,000,000	4,590,560
Refunding, Series C, 5.00%, 8/01/33	3,000,000	3,429,510
Refunding, Series C, 5.00%, 8/01/34	1,500,000	1,709,415
Refunding, Series D, 5.125%, 8/01/19	10,000	10,034
Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22	14,955,000	15,396,472

16 | Annual Report franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Series G, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/22	$45,000	$46,414
Series J, Sub Series J-1, AMBAC Insured, 5.00%, 6/01/23	60,000	62,669
Series J, Sub Series J-1, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/23	19,940,000	20,871,996
Sub Series E-1, 6.00%, 10/15/23	5,985,000	6,932,186
Sub Series E-1, 6.25%, 10/15/28	3,690,000	4,284,385
Sub Series E-1, Pre-Refunded, 6.00%, 10/15/23	1,015,000	1,177,461
Sub Series E-1, Pre-Refunded, 6.25%, 10/15/28	6,310,000	7,371,910
New York City HDC, MFHR,
Series A-1, 4.80%, 11/01/35	5,610,000	5,783,910
Series C-1, 5.25%, 11/01/29	6,110,000	6,678,535
Series C-1, 5.50%, 11/01/34	3,000,000	3,288,090
Series C-1, 5.55%, 11/01/39	3,300,000	3,604,458
Series C-1, 5.70%, 11/01/46	12,500,000	13,673,625
New York City IDA Civic Facility Revenue, Ethical Culture Fieldston School Project, Series B-1,
XLCA Insured, 5.00%, 6/01/35	1,420,000	1,420,000
New York City IDAR, Yankee Stadium Project, Pilot, Assured Guaranty, 7.00%, 3/01/49	19,000,000	22,515,760
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Fiscal 2006, Series D, AGMC Insured, 5.00%, 6/15/38	59,000,000	61,438,470
Fiscal 2008, Refunding, Series A, 5.00%, 6/15/38	52,000,000	55,902,600
Fiscal 2009, Series A, 5.75%, 6/15/40	6,550,000	7,397,439
Refunding, Series D, AMBAC Insured, 5.00%, 6/15/39	1,690,000	1,692,789
Second General Resolution, Fiscal 2007, Refunding, Series AA, 4.75%, 6/15/37	40,000,000	41,487,600
Second General Resolution, Fiscal 2008, Refunding, Series AA, 5.00%, 6/15/37	20,860,000	22,412,401
Second General Resolution, Fiscal 2009, Refunding, Series GG-1, 5.00%, 6/15/39	33,115,000	36,905,012
Second General Resolution, Fiscal 2011, Refunding, Series EE, 5.375%, 6/15/43	39,150,000	45,614,448
Second General Resolution, Fiscal 2013, Series BB, 5.00%, 6/15/47	15,000,000	16,468,050
Series A, 5.00%, 6/15/39	17,545,000	17,573,949
Series A, Pre-Refunded, 5.00%, 6/15/39	17,405,000	17,433,022
Series D, 5.00%, 6/15/37	4,865,000	4,872,899
Series D, AMBAC Insured, 5.00%, 6/15/39	6,210,000	6,219,998
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2007, Series S-1, NATL Insured, 5.00%, 7/15/31	8,200,000	8,710,942
Fiscal 2007, Series S-2, NATL Insured, 5.00%, 1/15/37	22,000,000	23,279,520
Fiscal 2008, Refunding, Series S-1, 5.00%, 1/15/34	75,000,000	81,851,250
Fiscal 2008, Series S-1, 5.00%, 1/15/27	10,000,000	10,948,700
Fiscal 2009, Series S-1, 5.75%, 7/15/38	30,000,000	34,044,300
Fiscal 2009, Series S-2, 6.00%, 7/15/38	50,000,000	57,121,000
Fiscal 2009, Series S-3, 5.25%, 1/15/39	29,485,000	32,975,729
Fiscal 2009, Series S-4, 5.75%, 1/15/39	30,000,000	34,482,900
Fiscal 2009, Series S-5, 5.25%, 1/15/39	31,730,000	35,368,796
New York City Transitional Finance Authority Revenue, Future Tax Secured,
Fiscal 2010, sub. bond, Series A, Sub Series A-1, 5.00%, 5/01/34	17,520,000	19,606,807
Fiscal 2010, sub. bond, Series A, Sub Series A-1, 5.00%, 5/01/38	20,000,000	22,310,000
Fiscal 2010, sub. bond, Series A, Sub Series A-1, Pre-Refunded, 5.00%, 5/01/34	2,480,000	2,831,838
Fiscal 2011, sub. bond, Series C, 5.00%, 11/01/39	17,250,000	19,597,207
Fiscal 2012, sub. bond, Series E, Sub Series E-1, 5.00%, 2/01/37	10,000,000	11,192,600
Fiscal 2013, sub. bond, Series F, Sub Series F-1, 5.00%, 2/01/34	5,000,000	5,632,300
Fiscal 2013, sub. bond, Series F, Sub Series F-1, 5.00%, 2/01/36	8,250,000	9,239,670
Fiscal 2013, sub. bond, Series I, 5.00%, 5/01/42	45,000,000	49,791,600
Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/38	17,000,000	19,025,040
Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/39	24,135,000	27,009,961
Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/40	18,300,000	20,363,691

franklintempleton.com Annual Report | 17

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority Revenue, Future Tax Secured, (continued)
Fiscal 2015, sub. bond, Series A, Sub Series A-1, 5.00%, 8/01/34	$5,115,000	$5,819,080
Subordinate, Fiscal 2015, Series E-1, 5.00%, 2/01/34	10,000,000	11,449,500
Subordinate, Fiscal 2015, Series E-1, 5.00%, 2/01/35	10,000,000	11,405,000
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC
Insured, 5.00%,
11/15/35	33,130,000	33,797,569
11/15/44	41,000,000	41,824,510
New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Port Authority Consolidated, Secured, 5.25%, 12/15/43	50,000,000	56,344,500
Second Priority, Bank of America Tower at One Bryant Park Project, Class 2, Refunding,
5.625%, 7/15/47	17,500,000	19,707,275
Seven World Trade Center Project, Refunding, 5.00%, 9/15/40	18,000,000	20,170,440
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue,
5.25%, 10/01/35	86,360,000	101,410,821
5.50%, 10/01/37	27,000,000	32,716,170
New York State Dormitory Authority Lease Revenue,
Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured,
5.00%, 8/15/27	10,000,000	10,783,800
Refunding, Series A, NATL Insured, 5.00%, 7/01/33	12,650,000	12,674,035
Third General Resolution, State University Educational Facilities, Refunding, Series A, 5.00%,
5/15/28	4,000,000	4,623,240
Third General Resolution, State University Educational Facilities, Refunding, Series A, 5.00%,
5/15/29	3,000,000	3,457,110
Third General Resolution, State University Educational Facilities, Refunding, Series A, 5.00%,
5/15/30	1,000,000	1,142,800
New York State Dormitory Authority Lease Revenues, State University Dormitory Facilities,
Series A, 5.00%, 7/01/39	7,250,000	8,070,410
New York State Dormitory Authority Revenues,
853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19	830,000	832,341
Insured Mortgage, Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33	11,000,000	11,037,070
Mental Health Services Facilities Improvement, Refunding, Series A, 5.00%, 8/15/22	5,740,000	6,669,421
Mortgage Hospital, Montefiore Medical Center, NATL Insured, 5.00%, 8/01/29	5,995,000	6,015,443
Non-State Supported Debt, Albany Public Library, AMBAC Insured, 5.00%, 7/01/37	10,720,000	11,056,608
Non-State Supported Debt, Brooklyn Law School, Refunding, 5.75%, 7/01/33	3,750,000	4,184,137
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/34	10,000,000	11,358,100
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39	22,000,000	24,792,680
Non-State Supported Debt, Educational Housing Services, CUNY Student Housing Project,
AMBAC Insured, 5.25%, 7/01/30	5,150,000	5,866,622
Non-State Supported Debt, Fashion Institute of Technology Student Housing Corp., NATL
Insured, 5.25%, 7/01/34	13,220,000	15,260,243
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 5.00%, 7/01/33	11,000,000	12,011,120
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,405,050
Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%,
7/01/27	1,500,000	1,624,275
Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.25%,
7/01/27	2,500,000	2,707,125
Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.125%,
7/01/37	3,000,000	3,195,510
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, 6.25%, 8/15/34	3,750,000	4,433,700
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, 6.00%, 8/15/38	3,250,000	3,798,243
Non-State Supported Debt, Mortgage Hospital, Montefiore Medical Center, FHA Insured, 5.00%,
8/01/24	2,500,000	2,689,650

18 | Annual Report franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Mortgage Hospital, Montefiore Medical Center, FHA Insured, 5.00%,
2/01/28	$10,060,000	$10,087,061
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding,
NATL Insured, 5.00%, 7/01/35	10,000,000	10,649,600
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease,
New York City Issue, Refunding, Series 2, Sub Series 2-4, 5.00%, 1/15/27	5,000,000	5,455,400
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease,
New York City Issue, Refunding, Series 2, Sub Series 2-4, 5.00%, 1/15/28	5,000,000	5,441,950
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease,
New York City Issue, Refunding, Series 2, Sub Series 2-5, 5.00%, 1/15/32	20,000,000	21,623,000
Non-State Supported Debt, New York University Hospitals Center, Refunding, 5.00%, 7/01/27	2,025,000	2,355,197
Non-State Supported Debt, New York University Hospitals Center, Refunding, 5.00%, 7/01/30	1,000,000	1,132,390
Non-State Supported Debt, New York University Hospitals Center, Refunding, 5.00%, 7/01/32	1,000,000	1,119,070
Non-State Supported Debt, New York University Hospitals Center, Refunding, 5.00%, 7/01/34	7,250,000	8,012,047
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/45	5,000,000	5,627,650
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/37	7,000,000	7,843,990
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/39	20,000,000	22,304,800
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/42	10,000,000	11,111,600
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded,
5.00%, 7/01/26	5,475,000	5,940,758
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded,
5.00%, 7/01/27	5,470,000	5,935,333
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded,
5.00%, 7/01/32	5,000,000	5,425,350
Non-State Supported Debt, New York University, Series A, AMBAC Insured, Pre-Refunded,
5.00%, 7/01/37	10,000,000	10,850,700
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/38	27,800,000	30,946,682
Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/39	19,650,000	21,889,903
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.00%, 7/01/38	26,995,000	30,050,564
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.25%, 7/01/48	49,665,000	55,660,559
Non-State Supported Debt, New York University, Series C, Pre-Refunded, 5.00%, 7/01/38	25,000,000	27,829,750
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series A, 5.00%, 5/01/22	2,300,000	2,568,410
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series A, 5.00%, 5/01/32	6,250,000	6,604,562
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series E, 5.00%, 5/01/21	5,590,000	6,249,061
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series E, 5.00%, 5/01/23	2,150,000	2,400,045
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series E, 5.50%, 5/01/33	3,000,000	3,373,800
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A, 5.25%,
5/01/25	3,000,000	3,008,580
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A, 5.25%,
5/01/30	8,750,000	9,734,287
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A, 5.50%,
5/01/30	3,000,000	3,379,800
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A, 5.50%,
5/01/37	13,000,000	14,557,530
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series B, 5.00%,
5/01/39	10,000,000	11,015,300

franklintempleton.com Annual Report | 19

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, NYSARC Inc., Refunding, Series A, AGMC Insured, 5.00%,
7/01/34	$5,510,000	$5,521,957
Non-State Supported Debt, NYU Hospitals Center, Series A, 6.00%, 7/01/40	4,500,000	5,247,540
Non-State Supported Debt, Pratt Institute, Series C, Assured Guaranty, 5.00%, 7/01/29	3,775,000	4,208,445
Non-State Supported Debt, Residential Institution for Children, 5.00%, 6/01/38	5,000,000	5,464,400
Non-State Supported Debt, School District Financing Program, Refunding, Series A, AGMC
Insured, 5.00%, 10/01/22	7,645,000	8,549,939
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured,
5.00%, 10/01/21	5,000,000	5,836,950
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured,
5.00%, 10/01/22	7,145,000	8,301,418
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured,
5.00%, 10/01/24	12,730,000	14,776,347
Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty,
5.625%, 10/01/29	3,000,000	3,502,890
Non-State Supported Debt, School Districts Financing Program, Series B, NATL Insured,
Pre-Refunded, 5.00%, 10/01/34	5,000,000	5,080,100
Non-State Supported Debt, School Districts Financing Program, Series C, AGMC Insured,
5.00%, 10/01/32	5,000,000	5,389,200
Non-State Supported Debt, School Districts Financing Program, Series C, AGMC Insured,
5.00%, 10/01/37	6,550,000	7,016,229
Non-State Supported Debt, School Districts Financing Program, Series C, Assured Guaranty,
5.00%, 10/01/31	4,000,000	4,514,520
Non-State Supported Debt, School Districts Financing Program, Series C, Assured Guaranty,
5.125%, 10/01/36	5,000,000	5,620,250
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/26	2,400,000	2,849,184
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/27	650,000	762,327
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/29	1,375,000	1,590,586
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/30	1,675,000	1,931,376
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/31	3,700,000	4,245,713
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/34	2,000,000	2,271,060
Non-State Supported Debt, State University Facilities, Refunding, Series A, 5.00%, 7/01/38	5,000,000	5,572,000
Non-State Supported Debt, State University Facilities, Refunding, Series A, 5.00%, 7/01/43	4,150,000	4,587,700
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/26	6,105,000	7,030,457
Non-State Supported Debt, The New School, 5.50%, 7/01/40	10,000,000	11,381,100
Non-State Supported Debt, The New School, AGMC Insured, 5.50%, 7/01/43	13,000,000	14,962,480
Non-State Supported Debt, The New School, NATL Insured, Pre-Refunded, 5.00%, 7/01/46	12,000,000	12,607,800
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/40	5,500,000	6,111,435
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/45	8,500,000	9,377,115
Non-State Supported Debt, The New York Hospital Medical Center of Queens, FHA Insured,
4.75%, 2/15/37	4,890,000	5,128,632
Non-State Supported Debt, University of Rochester, Series A, 5.125%, 7/01/39	10,500,000	11,748,030
Non-State Supported Debt, Vassar College, 5.00%, 7/01/49	11,000,000	12,094,060
Secondarily Insured, Lease, State University, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,441,600
Secondarily Insured, State University Educational Facilities, Third General Resolution,
Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22	5,000,000	6,115,650
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding, Series A,
5.00%, 7/01/37	25,000,000	27,930,000
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding, Series A,
5.00%, 7/01/42	15,000,000	16,637,400
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, 5.00%,
7/01/33	14,210,000	15,574,302

20 | Annual Report franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, 5.00%,
7/01/38	$10,785,000	$11,722,324
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, NATL Insured,
Pre-Refunded, 5.00%, 7/01/36	4,670,000	4,906,535
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/32	2,190,000	2,324,992
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/33	9,000,000	9,932,850
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
5.00%, 2/15/38	22,245,000	24,368,285
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/32	25,810,000	27,727,683
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/33	5,000	5,049
State Supported Debt, Mental Health Services Facilities Improvement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/38	15,000	16,839
State Supported Debt, Mental Health Services Facilities Improvement, Series B, 5.00%,
2/15/33	4,990,000	5,007,315
State Supported Debt, Mental Health Services Facilities Improvement, Series B, AGMC Insured,
5.00%, 2/15/33	4,275,000	4,718,104
State Supported Debt, Mental Health Services Facilities Improvement, Series B, AGMC Insured,
Pre-Refunded, 5.00%, 2/15/32	8,680,000	9,324,924
State Supported Debt, Upstate Community Colleges, Series C, 6.00%, 7/01/31	20,000,000	23,229,800
New York State Dormitory Authority Sales Tax Revenue, Non-State Supported Debt, Series A,
5.00%,
3/15/29	12,480,000	14,561,914
3/15/30	18,415,000	21,347,405
3/15/43	16,675,000	18,679,001
3/15/44	37,250,000	41,831,005
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Refunding, Series C, 5.75%, 3/15/32	29,870,000	34,402,175
Education, Series A, 5.00%, 3/15/37	49,750,000	52,937,980
Education, Series A, 5.00%, 3/15/38	5,000,000	5,559,250
Education, Series A, Pre-Refunded, 5.00%, 3/15/36	7,395,000	7,673,274
Education, Series C, 5.00%, 12/15/31	10,815,000	11,478,392
Education, Series C, 5.00%, 12/15/35	10,000,000	10,583,500
Education, Series C, Pre-Refunded, 5.00%, 12/15/31	6,490,000	6,930,346
Education, Series C, Pre-Refunded, 5.75%, 3/15/32	230,000	267,939
Education, Series D, 5.00%, 3/15/36	28,855,000	30,246,677
Education, Series D, Pre-Refunded, 5.00%, 3/15/36	17,645,000	18,696,995
General Purpose, Refunding, Series A, 5.00%, 3/15/31	10,000,000	11,574,100
General Purpose, Series B, 5.00%, 3/15/37	6,915,000	7,739,821
General Purpose, Series C, 5.00%, 3/15/34	10,000,000	11,338,000
Series A, 5.00%, 2/15/34	16,510,000	18,467,921
Series A, 5.00%, 2/15/39	20,685,000	23,067,085
Series A, Pre-Refunded, 5.00%, 2/15/34	15,000	17,016
Series A, Pre-Refunded, 5.00%, 2/15/39	20,000	22,688
New York State Energy Research and Development Authority PCR, Niagara Mohawk Power
Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25	20,000,000	20,254,400

franklintempleton.com

Annual Report

| 21

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
Revolving Funds, New York City Municipal Water Finance Authority Projects, Second Resolution,
Subordinated,
Refunding, Series A, 5.00%, 6/15/31	$5,000,000	$5,802,000
Refunding, Series A, 5.00%, 6/15/37	2,700,000	2,964,843
Refunding, Series B, 5.00%, 6/15/33	6,510,000	7,185,217
Refunding, Series B, 5.00%, 6/15/37	5,310,000	5,830,858
Series A, 5.125%, 6/15/38	35,000,000	39,668,300
New York State GO, Series A, 5.00%, 2/15/39	6,000,000	6,661,380
New York State HFA State Personal Income Tax Revenue, Economic Development and Housing,
Series A, 5.00%,
3/15/34	10,000,000	10,848,500
3/15/38	15,000,000	16,216,050
New York State HFAR,
Affordable Housing, Series B, 4.50%, 11/01/29	1,500,000	1,566,900
Affordable Housing, Series B, 4.85%, 11/01/41	8,500,000	8,855,810
Children’s Rescue Fund Housing, Series A, 7.625%, 5/01/18	1,340,000	1,344,261
Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.10%, 11/01/15	55,000	55,147
Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.125%, 11/01/20	790,000	791,635
New York State Medical Care Facilities Finance Agency Revenue, Security Mortgage, 2008,
Series A, 6.375%, 11/15/20	1,835,000	1,838,798
New York State Power Authority Revenue, Series A, NATL Insured, 5.00%, 11/15/47	10,000,000	10,808,600
New York State Thruway Authority General Revenue,
Refunding, Series H, AGMC Insured, 5.00%, 1/01/32	10,000,000	10,860,400
Refunding, Series H, NATL Insured, 5.00%, 1/01/37	54,810,000	58,748,647
Refunding, Series I, 5.00%, 1/01/37	21,250,000	23,581,975
Series G, AGMC Insured, Pre-Refunded, 5.00%, 1/01/30	10,000,000	10,038,000
Series G, AGMC Insured, Pre-Refunded, 5.00%, 1/01/32	35,000,000	35,133,000
Series H, AGMC Insured, 5.00%, 1/01/37	10,000,000	10,718,600
Series I, 5.00%, 1/01/42	45,000,000	49,545,000
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Refunding, Series A, 5.00%, 4/01/29	10,000,000	11,559,900
Series A, 5.00%, 4/01/27	27,000,000	31,377,510
Series A, 5.00%, 4/01/28	11,600,000	13,456,928
Series A, 5.00%, 4/01/30	9,000,000	10,300,590
Series A, 5.00%, 4/01/31	10,250,000	11,683,257
Series A, 5.00%, 4/01/32	11,100,000	12,585,513
Series A, AGMC Insured, 5.00%, 4/01/24	7,420,000	7,985,701
New York State Urban Development Corp. Revenue,
Empire State Development Corp., Series B, 5.00%, 1/01/26	8,830,000	9,820,991
Empire State Development Corp., Series B, 5.00%, 1/01/27	7,730,000	8,575,198
Empire State Development Corp., Series B, 5.00%, 1/01/28	5,460,000	6,043,073
Refunding, Series D, 5.625%, 1/01/28	3,780,000	4,318,310
State Personal Income Tax, Economic Development and Housing, Series A-1, 5.00%,
12/15/27	5,000,000	5,488,500
State Personal Income Tax, State Facilities and Equipment, Series B-1, 5.00%, 3/15/36	10,000,000	11,137,900
Niagara Falls City School District COP, High School Facility, Refunding, AGMC Insured, 5.00%,
6/15/28	4,155,000	4,161,814
Niagara Falls Public Improvement GO, NATL Insured, 6.85%, 3/01/19	5,000	5,019
North Hempstead GO, Refunding, Series B, NATL Insured, 6.40%, 4/01/16	1,000,000	1,051,080
Orangetown Housing Authority Housing Facilities Revenue, Capital Appreciation, Senior Housing
Center Project, Refunding, NATL Insured, zero cpn., 4/01/30	15,010,000	7,074,363

22 | Annual Report franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project,
XLCA Insured, 5.00%, 12/15/30	$1,805,000	$1,908,047
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	30,000,000	32,351,400
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	74,235,000	79,868,694
One Hundred Sixty-First Series, 5.00%, 10/15/34	25,000,000	28,243,500
One Hundred Sixty-First Series, 5.00%, 10/15/35	29,000,000	32,710,550
One Hundred Sixty-First Series, 5.00%, 10/15/39	25,000,000	28,042,750
Rensselaer City School District COP, XLCA Insured, 5.00%, 6/01/36	20,240,000	20,563,840
Rockland County IDA Civic Facility Revenue, Nyack Library Project, Series A, AMBAC Insured,
5.00%,
12/01/32	2,000,000	2,084,680
12/01/37	3,320,000	3,444,400
Sales Tax Asset Receivable Corp. Revenue, Fiscal 2015, Refunding, Series A, 5.00%,
10/15/27	32,000,000	38,494,720
10/15/30	4,900,000	5,778,178
Saratoga County Water Authority Revenue, Water System, 5.00%, 9/01/48	7,225,000	7,611,032
Suffolk County IDA Civic Facility Revenue, New York Institute of Technology Project, Refunding,
5.00%, 3/01/26	2,000,000	2,016,920
Syracuse IDA Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
5.25%, 1/01/16	660,000	660,323
5.375%, 1/01/23	4,760,000	4,761,095
Triborough Bridge and Tunnel Authority Revenue,
General Purpose, Series B, NATL Insured, Pre-Refunded, 5.20%, 1/01/27	5,110,000	6,130,518
General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27	15,000,000	17,995,650
General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	32,185,000	39,403,452
General, MTA Bridges and Tunnels, Series A-2, 5.25%, 11/15/34	10,000,000	11,252,600
Triborough Bridge and Tunnel Authority Revenues,
General, MTA Bridges and Tunnels, Refunding, Series C, 5.00%, 11/15/33	31,840,000	35,154,226
General, MTA Bridges and Tunnels, Refunding, Series C, 5.00%, 11/15/38	18,375,000	20,139,184
General, MTA Bridges and Tunnels, Series A, 5.00%, 11/15/35	9,155,000	9,691,758
General, MTA Bridges and Tunnels, Series A, Pre-Refunded, 5.00%, 11/15/24	6,965,000	7,671,530
General, MTA Bridges and Tunnels, Series C, 5.00%, 11/15/38	5,000,000	5,601,150
MTA Bridges and Tunnels, sub. bond, Series D, 5.00%, 11/15/31	48,955,000	54,293,543
Troy Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute Project, Series A, 5.125%,
9/01/40	42,500,000	46,633,975
Warren and Washington Counties IDA Civic Facility Revenue,
Series A, AGMC Insured, 5.00%, 12/01/27	8,115,000	8,130,500
Series B, AGMC Insured, 5.00%, 12/01/27	3,680,000	3,687,029
Western Nassau County Water Authority Water System Revenue, Series A, 5.00%,
4/01/40	1,400,000	1,563,422
4/01/45	2,250,000	2,489,040
Yonkers GO,
Refunding, Series B, NATL Insured, 5.00%, 8/01/30	5,825,000	5,860,707
Refunding, Series B, NATL Insured, 5.00%, 8/01/35	17,130,000	17,227,641
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/31	12,490,000	13,220,165
Series B, NATL Insured, Pre-Refunded, 5.00%, 8/01/30	1,885,000	1,899,835
Yonkers IDA Civic Facility Revenue, Sarah Lawrence College Project, Series A,
5.75%, 6/01/24	1,150,000	1,297,304
6.00%, 6/01/41	5,000,000	5,632,950
		4,784,905,334

franklintempleton.com

Annual Report

| 23

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 2.9%
Puerto Rico 2.9%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Sub Series C-7, NATL Insured,
6.00%, 7/01/27	$10,500,000	$11,024,475
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	32,250,000	18,785,625
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.75%, 8/01/37	15,000,000	9,525,450
Series A, 5.50%, 8/01/42	50,000,000	31,001,000
Series A, 6.00%, 8/01/42	90,000,000	57,601,800
Series A, 6.50%, 8/01/44	10,000,000	6,400,000
Series C, 5.50%, 8/01/40	35,000,000	21,700,700
		156,039,050
Total Municipal Bonds (Cost $4,665,555,796) 93.8%		4,940,944,384
Other Assets, less Liabilities 6.2%		324,423,658
Net Assets 100.0%		$5,265,368,042

See Abbreviations on page 33.
24 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities
May 31, 2015

Assets:
Investments in securities:
Cost	$4,665,555,796
Value	$4,940,944,384
Cash	275,064,064
Receivables:
Capital shares sold	1,922,091
Interest	62,864,590
Other assets	2,632
Total assets	5,280,797,761
Liabilities:
Payables:
Investment securities purchased	8,144,964
Capital shares redeemed	4,042,581
Management fees	1,995,785
Distribution fees	731,018
Transfer agent fees	332,760
Accrued expenses and other liabilities	182,611
Total liabilities	15,429,719
Net assets, at value	$5,265,368,042
Net assets consist of:
Paid-in capital	$5,157,096,183
Undistributed net investment income	6,600,794
Net unrealized appreciation (depreciation)	275,388,588
Accumulated net realized gain (loss)	(173,717,523)
Net assets, at value	$5,265,368,042
Class A:
Net assets, at value	$4,319,062,379
Shares outstanding	372,919,745
Net asset value per share[a]	$11.58
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.09
Class C:
Net assets, at value	$674,477,777
Shares outstanding	58,307,875
Net asset value and maximum offering price per share[a]	$11.57
Advisor Class:
Net assets, at value	$271,827,886
Shares outstanding	23,458,899
Net asset value and maximum offering price per share	$11.59

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 25

FRANKLIN NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended May 31, 2015

Investment income:
Interest	$230,692,944
Expenses:
Management fees (Note 3a)	24,523,122
Distribution fees: (Note 3c)
Class A	4,371,826
Class C	4,455,627
Transfer agent fees: (Note 3e)
Class A	1,747,058
Class C	268,285
Advisor Class	96,673
Custodian fees	44,959
Reports to shareholders	154,320
Registration and filing fees	46,895
Professional fees	107,462
Trustees’ fees and expenses	98,825
Other	170,866
Total expenses	36,085,918
Net investment income	194,607,026
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(70,223,562)
Net change in unrealized appreciation (depreciation) on investments	20,920,667
Net realized and unrealized gain (loss)	(49,302,895)
Net increase (decrease) in net assets resulting from operations	$145,304,131

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	FRANKLIN NEW YORK TAX-FREE INCOME FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended May 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$194,607,026	$225,156,201
Net realized gain (loss)	(70,223,562)	(50,781,650)
Net change in unrealized appreciation (depreciation)	20,920,667	(153,560,602)
Net increase (decrease) in net assets resulting from operations	145,304,131	20,813,949
Distributions to shareholders from:
Net investment income:
Class A	(163,963,640)	(187,684,432)
Class C	(21,368,585)	(25,755,508)
Advisor Class	(9,089,171)	(8,173,279)
Total distributions to shareholders	(194,421,396)	(221,613,219)
Capital share transactions: (Note 2)
Class A	(239,794,285)	(771,852,324)
Class C	(19,543,871)	(232,477,587)
Advisor Class	93,131,965	(65,653,490)
Total capital share transactions	(166,206,191)	(1,069,983,401)
Net increase (decrease) in net assets	(215,323,456)	(1,270,782,671)
Net assets:
Beginning of year	5,480,691,498	6,751,474,169
End of year	$5,265,368,042	$5,480,691,498
Undistributed net investment income included in net assets:
End of year	$6,600,794	$6,649,376

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended May 31,
	2015		2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	20,127,251	$234,826,815	28,786,357	$326,725,962
Shares issued in reinvestment of distributions	11,293,728	131,629,165	13,241,702	150,112,505
Shares redeemed	(52,042,176)	(606,250,265)	(110,305,954)	(1,248,690,791)
Net increase (decrease)	(20,621,197)	$(239,794,285)	(68,277,895)	$(771,852,324)
Class C Shares:
Shares sold	5,207,453	$60,681,363	4,219,149	$48,018,005
Shares issued in reinvestment of distributions	1,576,243	18,357,703	1,954,806	22,149,616
Shares redeemed	(8,470,176)	(98,582,937)	(26,732,267)	(302,645,208)
Net increase (decrease)	(1,686,480)	$(19,543,871)	(20,558,312)	$(232,477,587)

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FRANKLIN NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
		Year Ended May 31,
		2015		2014
	Shares	Amount	Shares		Amount
Advisor Class Shares:
Shares sold	11,663,595	$135,764,575	4,446,937		$50,494,481
Shares issued in reinvestment of distributions	622,027	7,257,871	507,245		5,752,625
Shares redeemed	(4,277,476)	(49,890,481)	(10,762,827)		(121,900,596)
Net increase (decrease)	8,008,146	$93,131,965	(5,808,645)		$(65,653,490)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for

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FRANKLIN NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$552,580
CDSC retained	$29,129

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2015, the Fund paid transfer agent fees of $2,112,016, of which $915,165 was retained by Investor Services.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration[a]:
2016	$2,807,508
2017	7,626,443
2018	7,152,557
Capital loss carryforwards not subject to expiration:
Short term	53,246,219
Long term	97,503,334
Total capital loss carryforwards	$168,336,061

aIncludes $17,586,508 from the reorganized Franklin New York Insured Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

The tax character of distributions paid during the years ended May 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from tax exempt income	$194,421,396	$221,613,219

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FRANKLIN NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

At May 31, 2015, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$4,670,166,899

Unrealized appreciation	$365,061,379
Unrealized depreciation	(94,283,894)
Net unrealized appreciation (depreciation)	$270,777,485

Distributable earnings - undistributed tax exempt income	$5,830,431

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2015, aggregated $330,383,559 and $613,811,028, respectively.

6. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2015, the Fund did not use the Global Credit Facility.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At May 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.	HFA	Housing Finance Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	HFAR	Housing Finance Authority Revenue
BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority/Agency
CIFG	CDC IXIS Financial Guaranty	IDAR	Industrial Development Authority Revenue
COP	Certificate of Participation	IDC	Industrial Development Corp.
FGIC	Financial Guaranty Insurance Co.	MFHR	Multi-Family Housing Revenue
FHA	Federal Housing Authority/Agency	MTA	Metropolitan Transit Authority
FICO	Financing Corp.	NATL	National Public Financial Guarantee Corp.
GO	General Obligation	PCR	Pollution Control Revenue
HDC	Housing Development Corp.	XLCA	XL Capital Assurance

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Tax-Free Income Fund (the “Fund”) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 16, 2015

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2015. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2016, shareholders will be notified of amounts for use in preparing their 2015 income tax returns.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1982	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group,
				Ltd. (holding company) (2004-present)
				and H.J. Heinz Company (processed
				foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2006	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(December 2014; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since 2007 119		None
One Franklin Parkway	Independent	and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	145	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee and Vice
	Vice President	President since
1983
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.
from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the
Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant
Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment expenses, performance reports and related financial information for the Fund, along with periodic reports on shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2014, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report showed the Fund’s income return for 2014 to be in the highest quintile of its Lipper performance universe, and on an annualized basis to be in the second-highest quintile of such universe for each of the previous three-, five-and 10-year periods. The Lipper report showed the Fund’s total return for 2014 to be in the second-lowest quintile of its performance universe, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-and five-year periods, and the second-highest quintile of the universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report in view of the Fund’s income oriented investment objective and it noted the Fund’s favorable comparative longer term total return.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate for the Fund was less than one basis point above the median of its Lipper expense group, and its actual total expense ratio to be the least expensive within such expense group. The Board was satisfied with the expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational

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SHAREHOLDER INFORMATION

cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for net assets in excess of $20 billion. The Fund’s net assets were approximately $5.4 billion as of December 31, 2014, and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $44,869 for the fiscal year ended May 31, 2015 and $47,244 for the fiscal year ended May 31, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended May 31, 2015 and $6,930 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2015 and $1,620 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $9,000 for the fiscal year ended May 31, 2015 and $158,116 for the fiscal year ended May 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $9,000 for the fiscal year ended May 31, 2015 and $166,666 for the fiscal year ended May 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.               N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

 Finance and Administration

Date  July 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

 Finance and Administration

Date  July 27, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

 Chief Accounting Officer

Date  July 27, 2015